Exhibit 99.1 Annual Shareholder Meeting May 10, 2017 Middlefield Banc Corp.

Forward Looking Statements
This
presentation
contains
forward-looking
statements
within
the
meaning
of
the
Securities
Exchange
Act
of
1934
and
the
Private
Securities
Litigation
Reform
Act
of
1995
concerning
Middlefield
Banc
Corp.’s
plans,
strategies,
objectives,
expectations,
intentions,
financial
condition
and
results
of
operations.
These
forward-looking
statements
reflect
management’s
current
views
and
intentions
and
are
subject
to
known
and
unknown
risks,
uncertainties,
assumptions
and
other
factors
that
could
cause
the
actual
results
to
differ
materially
from
those
contemplated
by
the
statements.
The
significant
risks
and
uncertainties
related
to
Middlefield
Banc
Corp.
of
which
management
is
aware
are
discussed
in
detail
in
the
periodic
reports
that
Middlefield
Banc
Corp.
files
with
the
Securities
and
Exchange
Commission
(the
“SEC”),
including
in
the
“Risk
Factors”
section
of
its
Annual
Report
on
Form
10-K
and
its
Quarterly
Report
on
Form
10-Q.
Investors
are
urged
to
review
Middlefield
Banc
Corp.’s
periodic
reports,
which
are
available
at
no
charge
through
the
SEC’s
website
at
www.sec.gov
and
through
Middlefield
Banc
Corp.’s
website
at
www.middlefieldbank.bank
on
the
“Investor
Relations”
page.
Middlefield
Banc
Corp.
assumes
no
obligation
to
update
any
of
these
forward-looking
statements
to
reflect
a
change
in
its
views
or
events
or
circumstances
that
occur
after
the
date
of
this
presentation.

Board of Directors
Thomas W. Beavan
Thomas G. Caldwell
James R. Heslop, II
Eric W. Hummel
Kenneth E. Jones
Darryl E. Mast
Clayton W. Rose, III
James J. McCaskey
William J. Skidmore
Robert W. Toth
Carolyn J. Turk
William Valerian

Experienced Management Team
Management
Position
Age
With MBCN
Since
Years In
Industry
Thomas G. Caldwell
President & CEO
59
1986
40
Donald L. Stacy
EVP & CFO
63
1999
36
James R. Heslop, II
EVP & COO
63
1996
38
Teresa M. Hetrick
EVP –
Operations/Administration
53
1996
29
Alfred F. Thompson, Jr.
VP –
Loan Administration
57
1996
31
Courtney M. Erminio
SVP -
Risk Officer
35
2010
14
Shalini
Singhal
Chief Information Officer
41
2016
14
Eric P. Hollinger
EVP/Senior Lender
55
2013
24
Charles
O. Moore
President –
Central Ohio Region
55
2016
30

12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016

Middlefield Banc Corp

Meeting Overview
Welcome to the Middlefield Banc Corp. 2017 Annual Shareholder Meeting
Company Snapshot
(1)(2)
NASDAQ:
MBCN
Stock Price:
$45.75
Market Cap:
$128.1
million
Dividend (yield):
$1.08 (2.4%)
Headquarters:
Middlefield, Ohio
Established:
Bank 1901/HC 1988
Branches:
14
Total
Assets:
$1,071.6
million
Net Loans
$830.4
million
Total Deposits:
$849.9
million
(1)
Stock price, market cap and dividend yield as of April 28, 2017
(2)
Financial figures for the period ended March 31, 2016
5
$14.38
$21.85
$23.36
$31.28
$31.16
$38.44
Stock Price

6 CEO Report

Business Overview
Ended 2016 with record assets and
loans outstanding.
Over $1 billion in assets at end of Q1
Announced Liberty Bank acquisition
July 2016 and closed acquisition
January 2017
Profitable throughout the economic
cycle and never reported a quarterly
loss
History of quarterly cash dividend
payments, and increased dividend
amount in 2016
Excellent asset quality, strong liquidity
profile, and robust core deposit base
Strong returns and efficiency ratios
Two strong Ohio banking markets
For over 115 years, Middlefield Banc
Corp. has supported its communities
by offering customers superior
financial products, exceptional
service, and modern banking
amenities

MIDDLEFIELD
INDUSTRY & AGRICULTURE
Settled 1799

mbc
Middlefield Banc Corp

Recent Events and Growth Strategies
Executing Growth Oriented Strategic Plan
Expand Ohio De Novo Growth
•
Focus on high growth markets, with
favorable demographics
Grow Market Share
•
Increased advertising budget
•
Exploit changing market dynamics
Generate Fee Income
•
Secondary mortgages
•
Financial services
Enhance Team
•
New Central Ohio President
•
Invest in new lending officers
Invest in Technology
•
Enhance online banking
•
Grow mobile
Seek Attractive Acquisitions
•
Accelerate growth in similar markets
•
Generate strong payback

Liberty Bank N.A.
Overview
ROAA (%)
Average Total Assets
(in millions)
Net Income
(in millions)
0.36%
0.67%
1.46%
0.86%
1.01%
0.0%
0.5%
1.0%
1.5%
2.0%
2012
2013
2014
2015
2016
$0.8
$1.4
$3.0
$1.8
$2.3
$-
$1.0
$2.0
$3.0
$4.0
2012
2013
2014
2015
2016
$208.2
$205.0
$207.7
$209.6
$230.1
$187.5
$195.0
$202.5
$210.0
$217.5
$225.0
$232.5
2012
2013
2014
2015
2016
Founded in 1990 by a group of local business
owners to more effectively serve the needs of
business and personal clients
Three Ohio branches located in Beachwood,
Twinsburg, and Solon
5-star "Superior" rating from Bauer Financial, Inc.
Preferred Lender for the Small Business
Administration

Geneva
Madison
Painesville
Jefferson
Cleveland
Parma
Hiram
Warren
Niles
Cuyahoga Falls
Kent
Akron
Wadsworth
Green
Alliance
Salem

Kilbourne
Delaware
Scioto
Ostrander
Lewis Center
Africa
Galena
New California
Plain City
Dublin
New Albany
Hilliard
Upper Arlington
Gahanna
Columbus
Reynoldsburg

mbc Middlefield Banc Corp

Branch Locations 10 Northeast Ohio Central Ohio Middlefield Bank Locations Acquired Liberty Bank Locations Future Powell Location

2017 Ranking
Source:
(1)
American Banker  April 28, 2017
http://www.americanbanker.com/
American
Banker
(1)
Middlefield Banc Corp. was ranked 85
th
out of the top 200 community banks and
thrifts by 3-year Avg. ROE according to an April 28, 2017 American Banker article.
Of the top 200, 16 Ohio financial institutions made the list and Middlefield ranked
6
th
in Ohio-based institutions.

Financial Summary
Dollars
in thousands
2011
2012
2013
2014
2015
2016
Net interest income
21,075
22,299
22,928
23,804
24,775
25,804
Provision for loan losses
3,085
2,168
196
370
315
570
Noninterest income
2,237
3,451
3,145
3,588
4,044
3,959
Noninterest expense
15,501
15,639
16,870
17,850
20,077
20,872
Income before income taxes
4,726
7,943
9,007
9,172
8,427
8,321
Income taxes
596
1,662
1,979
1,992
1,562
1,905
Net income
4,130
6,281
7,028
7,180
6,865
6,416
Net interest margin
3.65%
3.74%
3.85%
3.93%
3.94%
3.79%
Total assets
654,551
670,288
647,090
677,531
735,139
787,821
Loans outstanding, net
395,061
400,654
428,679
463,738
527,325
602,542
Deposits
580,962
593,335
568,836
586,112
624,447
629,934
Equity capital
47,253
55,437
53,473
63,867
62,304
76,960
Earnings per share
2.45
3.29
3.48
3.52
3.41
3.04
Cash dividend (per share)
1.04
1.04
1.04
1.04
1.07
1.08
Dividend pay-out ratio
42.71%
31.87%
29.84%
29.54%
30.90%
36.13%
Return on average assets
0.65%
0.95%
1.06%
1.07%
0.97%
0.85%
Return on average equity
10.24%
11.98%
13.17%
12.17%
10.62%
9.33%

Annual Profitability
$4.1
$6.3
$7.0
$7.2
$6.9
$6.4
2011
2012
2013
2014
2015
2016
$2.45
$3.29
$3.48
$3.52
$3.41
$3.04
2011
2012
2013
2014
2015
2016
Net Income
(In millions)
Earnings Per Share
MBCN has been consistently profitable through the economic cycle and has never reported a quarterly loss.

Annual Returns
Return on Average Equity
Return on Average Assets
10.24%
11.98%
13.17%
12.17%
10.62%
9.33%
2011
2012
2013
2014
2015
2016
0.65%
0.95%
1.06%
1.07%
0.97%
0.85%
2011
2012
2013
2014
2015
2016

Strong Market Demographics
Market
Rank
Company
Total
Median
Median Value
Unemployment
Based on
Deposits in
Population
Household
Owner-Occupied
Rate
Share of
Market
July 2016
Income
Housing Units
March
County
Deposits
($000)
(1)
(est.)
(2)
2015 ($)
(2)
2014 ($)
(2)
2017 (%)
(3)
Geauga
1
393,049
94,060
75,895
219,500
5.7
Geauga County
has the 3rd highest
median household
income in the State.
Portage
6
101,791
161,921
52,835
149,300
5.6
Franklin
25
57,071
1,264,518
53,882
150,000
3.9
Trumbull
10
49,744
201,825
42,368
97,700
9.2
Ashtabula
7
30,534
98,231
44,511
107,300
6.5
Aggregate:  Entire State of Ohio
11,614,373
51,075
129,600
5.3
Aggregate:  National
323,148,587
55,775
175,700
4.5
(1)
Obtained from the FDIC's Summary of Deposits data, as of June 30, 2016 (www.fdic.gov).
(2)
Information from the U. S. Census Bureau (https://www.census.gov/data/datasets/2016/demo/popest/counties-total.html).
(3)
Sourced from Bureau of Labor Statistics
(data.bls.gov -
March 2017).
Majority
of offices and deposits are located in counties that have
stronger demographics than the State averages (median
household income, median value of owner-occupied housing,
and employment rates).

Deposit Market Share
Ashtabula, Geauga, Portage & Trumbull Counties
June 30, 2016
Rank in
Market
Institution
Number of
Branches
Total Deposits
in
Market ($M)
Total Market
Share (%)
1
The Huntington National Bank
44
1,880,282
23.68
2
JP Morgan Chase Bank, N.A.
17
1,015,937
12.80
3
The Middlefield Banking Company
8
575,118
7.24
4
PNC Bank, National Association
12
553,340
6.97
5
Key Bank, National Association
15
547,328
6.89
6
Chemical Financial Corp.
10
538,876
6.79
7
Cortland Savings & Banking Co.
10
420,008
5.29
8
Citizens Financial Group Inc.
5
291,383
3.67
Total for institutions
in Market
182
7,939,259

Annual Loan Growth (1) $602.5 $527.3 $463.8 $428.7 $400.7 $395.1 2016 2015 2014 2013 2012 2011 (1) Dollars in millions 17

Loan Portfolio
8%
4%
44%
43%
1%
18
December 31, 2015
December 31, 2016
Commercial & Industrial
Real Estate –
Construction
Residential Mortgage
Commercial Mortgage
Consumer Installment
4%
44%
41%
1%
10%

Asset Quality
2012
2013
2014
2015
2016
Nonperforming Loans
$14,224
$12,290
$9,048
$10,263
$7,075
Real Estate Owned
1,846
2,698
2,590
1,412
934
Nonperforming Assets
$16,070
$14,988
$11,638
$11,675
$8,009
Nonperforming Assets/
Total Assets (%)
2.40%
2.32%
1.72%
1.59%
1.02%
Allowance for Loan Losses
$7,779
$7,046
$6,846
$6,385
$6,598
Allowance/Total Loans (%)
1.90%
1.62%
1.45%
1.20%
1.08%
Net Charge-off Ratio (%)
0.30%
0.22%
0.13%
0.16%
0.06%
Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income.

Managed Deposit Growth (1) $581.0 $593.3 $568.8 $586.1 $624.4 $629.9 2011 2012 2013 2014 2015 2016 (1) Dollars in millions 20

Strong Core Deposit Base 19% 13% 30% 9% 29% 21 December 31, 2015 December 31, 2016 Non-interest bearing Demand Money Market Time Interest Bearing Demand Savings 12% 30% 9% 27% 21%

Capital Ratios at December 31, 2016
To Be Well
Capitalized
Middlefield Banc
Corp.
The Middlefield
Banking Company
Tier 1 Risk-Based
Capital
8.00%
13.07%
13.03%
Total Risk-Based
Capital
10.00%
15.75%
14.25%
Tier 1 Leverage
Capital
5.00%
9.27%
9.46%
All capital ratios exceed regulatory requirements to qualify as well capitalized.

Operating Initiatives
Personnel/Talent
Strong management to drive performance growth
Sales-orientation and cultural fit
Operations/Risk Management
Expanded technology
Scaled to support growth initiatives
Diligent risk management incorporating regulatory
environment
Expand Share of Market/Share of Customer
Identify target markets and customer segments
Commercial relationship opportunities
De novo expansion and strategic acquisitions

Today’s Banking Landscape
High level of competition for share of wallet
Increasing regulatory concerns with added costs
for smaller banks
Industry continues to consolidate
Economic challenges and slow growth
Rising rate environment

2017 and Forward
Integrate Liberty Bank Acquisition
Execute against Strategic Plan:
Market position
Product and service offerings
Growth initiatives
Continue to Expand Share of Market/Share of Customer
Identify target markets and customer segments
Commercial relationship opportunities
De novo expansion and strategic acquisitions

Questions, Comments, and Discussion 26

Voting Results
Election of four Directors to serve until the 2020
annual meeting
Election of one Director to serve until the 2018
annual meeting
Approve 2017 omnibus equity plan
Non-binding proposal on compensation
Ratification of appointment of S.R. Snodgrass, P.C.

Thank you for your support! May 10, 2017 28